Exhibit 10.54

TERMINATION OF STOCKHOLDER AGREEMENTS

THIS TERMINATION OF STOCKHOLDER AGREEMENTS (this “Agreement”) is made and entered into as of January 28, 2020, by and among Histogen Inc., a Delaware corporation (the “Company”), Lordship Ventures Histogen Holdings LLC, a Delaware limited liability company (“Lordship”), Pineworld Capital Limited, a company formed in and under the laws of Hong Kong, Company Registration No. 2356730 (“Pineworld”, each of Lordship and Pineworld, an “Investor” and, collectively, the “Investors”), Gail K. Naughton (“Naughton”) and those trusts identified on Schedule A hereto (each trust and Naughton, a “Key Holder” and, collectively, the “Key Holders”). Each of the Company, each Investor and each Key Holder referred to herein as a “Party” and, collectively, the “Parties”.

WHEREAS, Company, each Investor and Naughton previously entered into that certain Amended and Restated Investors Rights Agreement, dated as of August 10, 2016 (the “IRA”); that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 10, 2016 (the “ROFR”); and that certain Amended and Restated Voting Agreement, dated as of August 10, 2016 (the “Voting Agreement” and, together with the IRA and the ROFR, the “Stockholder Agreements”);

WHEREAS, Naughton has transferred to each other Key Holder that number of shares of the Company’s equity held by such Key Holder as set forth on Schedule A hereto;

WHEREAS, pursuant to Section 6.1 of the IRA, Section 5.9 of the ROFR and Section 7.3 of the Voting Agreement, each trust identified on Schedule A is Naughton’s successor and assign, and is bound by the terms and conditions of the Stockholder Agreements;

WHEREAS, pursuant to Section 6.6 of the IRA, the IRA may be amended and the observance of any terms of the IRA may be waived with a written consent of the Company and the holders of a majority of the Registrable Securities (as defined therein) then outstanding;

WHEREAS, pursuant to Section 5.8 of the ROFR, the ROFR may be terminated and the observance of any term thereunder may be waived by a written instrument executed by (a) the Company, (b) the Key Holders, and (c) the holders of at least a majority of the shares of the Company’s Common Stock issued or issuable upon conversion of the then outstanding shares of the Company’s Preferred Stock held by the Investors (voting as a single class and on an as-converted basis);

WHEREAS, pursuant to Section 7.8 of the Voting Agreement, the Voting Agreement may be amended and the observance of any term thereunder may be waived by a written instrument executed by (a) the Company, (b) the Key Holders, and (c) the holders of a majority of the shares of the Company’s Preferred Stock held by the Investors (voting as a single class and on an as-converted basis);

WHEREAS, the Company is concurrently entering into a certain Agreement and Plan of Merger and Reorganization, dated or about the date hereof (the “Merger Agreement”), with Conatus Pharmaceuticals Inc., a Delaware corporation (“Parent”), Chinook Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), a copy of which has been provided to each Party, pursuant to which Merger Sub shall be merged with and into the Company and the Company will continue as the surviving corporation (the “Merger”); and

WHEREAS, each of the Company, each Investor and each Key Holder wish to waive the observance of any term under the Stockholder Agreements and terminate each Stockholder Agreement in connection with, and contingent upon, the effective time of the Merger (the “Effective Time”).

NOW, THEREFORE, the Parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby agree as follows:

1. Waiver in Connection with the Contemplated Transaction. Each Key Holder and each Investor hereby unconditionally and irrevocably waive any and all rights of first refusal, rights of participation, rights of notice, pre-emptive rights, anti-dilution rights and any other rights, privileges, or claims that such Party may have under any Stockholder Agreement in connection with the Merger or the other transactions contemplated by the Merger Agreement.

2. Termination of Stockholder Agreements. The Parties agree that each Stockholder Agreement shall automatically terminate immediately prior to the Effective Time, conditioned upon the consummation of the Merger. The Company, each Key Holder and each Investor hereby acknowledge and agree that, effective as of the Effective Time: (a) all obligations of Company, each Key Holder and each Investor under the Stockholder Agreements have been satisfied in full, and (b) from and after the termination of the Stockholder Agreements, none of the Parties shall have any further rights or obligations under the Stockholder Agreements.

3. Miscellaneous.

(a) Representations. Each Party hereto represents and warrants that (i) such Party has the full right, legal power, actual authority and capacity to enter into this Agreement and to waive the terms under, and terminate, the Stockholder Agreements without the consent of any person, firm or entity, and (ii) that the individual executing this Agreement on behalf of such Party has full right, legal power and actual authority to bind such Party to the terms and conditions hereof.

(b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement (or any such counterpart) may be executed by electronic signature (including any electronic signature complying with the ESIGN Act of 2000, such as www.docusign.com) or delivered by electronic transmission (including by facsimile or electronic mail), and when so executed or delivered shall have been duly and validly executed or delivered, and be valid and effective, for all purposes.

(d) Effectiveness. This Agreement will be effective to terminate a Stockholder Agreement if executed and delivered by the requisite Parties necessary to terminate such Stockholder Agreement in accordance with its terms.

(e) Amendments, Waivers, etc. This Agreement may not be waived, amended or otherwise modified except by an instrument in writing signed by any combination of Parties hereto which would be sufficient to waive, amend or otherwise modify each Stockholder Agreement.

(f) Further Actions. Subject to the terms and conditions set forth in this Agreement, each Party agrees to take any all actions and to do all things reasonably necessary to effectuate this Agreement.

(g) Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective legal representatives, successors and assigns.

(h) Termination. If the Merger Agreement is terminated in accordance with the Merger Agreement prior to the Effective Time, then this Agreement shall be terminated and be of no force or effect and the Stockholder Agreements shall continue in full force and effect in accordance with their terms.

(i) Construction. The provisions of Section 10.14 (Construction) of the Merger Agreement shall apply to this Agreement mutatis mutandis.

(j) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties. Each Party hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“Company”	HISTOGEN INC.

	By:	/s/ Richard W. Pascoe
Richard W. Pascoe
Chief Executive Officer

Signature Page to Termination of Stockholder Agreements

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“Key Holder”	/s/ Gail K. Naughton
GAIL K. NAUGHTON

“Key Holder”	GAIL K. NAUGHTON REVOCABLE TRUST DATED JANUARY 19, 2018

	By:	/s/ Gail K. Naughton
Gail K. Naughton
Trustee

Signature Page to Termination of Stockholder Agreements

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“Key Holder”	NAUGHTON DESCENDANTS’ TRUST – EB DATED JANUARY 19, 2018

	By:	/s/ Eileen Brandt
Eileen Brandt
Trustee

“Key Holder”	NAUGHTON DESCENDANTS’ TRUST – MN DATED JANUARY 19, 2018

	By:	/s/ Eileen Brandt
Eileen Brandt
Trustee

“Key Holder”	NAUGHTON DESCENDANTS’ TRUST – BN DATED JANUARY 19, 2018

	By:	/s/ Eileen Brandt
Eileen Brandt
Trustee

“Key Holder”	NAUGHTON DESCENDANTS’ TRUST – BB DATED JANUARY 19, 2018

	By:	/s/ Eileen Brandt
Eileen Brandt
Trustee

“Key Holder”	NAUGHTON DESCENDANTS’ TRUST – RB DATED JANUARY 19, 2018

	By:	/s/ Eileen Brandt
Eileen Brandt
Trustee

Signature Page to Termination of Stockholder Agreements

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“Investor”	LORDSHIP VENTURES HISTOGEN HOLDINGS LLC

	By:	/s/ Jonathan Jackson
Jonathan Jackson
Manager

Signature Page to Termination of Stockholder Agreements

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“Investor”	PINEWORLD CAPITAL LIMITED

	By:	/s/ Hayden Yizhuo Zhang
Hayden Yizhuo Zhang
Chief Executive Officer

Signature Page to Termination of Stockholder Agreements

SCHEDULE A

KEY HOLDERS

Key Holder	Shares of Common Stock	Shares of Series B Preferred	Shares of Series D Preferred
Gail K. Naughton Revocable Trust dated January 19, 2018	2,188,136	302,500	483,334
Naughton Descendants’ Trust – EB dated January 19, 2018	600,000
Naughton Descendants’ Trust – MN dated January 19, 2018	600,000
Naughton Descendants’ Trust – BN dated January 19, 2018	600,000
Naughton Descendants’ Trust – BB dated January 19, 2018	100,000
Naughton Descendants’ Trust – RB dated January 19, 2018	100,000

Schedule A